                               7,500,000 SHARES


                                MGM GRAND, INC.


                    COMMON STOCK, $0.01 PAR VALUE PER SHARE



                            UNDERWRITING AGREEMENT



                              _____________, 1996

                               7,500,000 SHARES

                                MGM GRAND, INC.

                                 COMMON STOCK

                            UNDERWRITING AGREEMENT
                            ----------------------

                             ______________, 1996

Deutsche Morgan Grenfell/C. J. Lawrence Inc.
Oppenheimer & Co., Inc.
     c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc.
     31 West 52nd Street
     New York, NY 10019

Morgan Grenfell & Co., Limited
Oppenheimer International Ltd.
     c/o Morgan Grenfell & Co., Limited
     [Address]

Ladies and Gentlemen:

          MGM Grand, Inc., a Delaware corporation (the "Company"), proposes to sell to the several United States underwriters named on Schedule I to this Agreement (the "U.S. Underwriters") and the several international underwriters named on Schedule II to this Agreement (the "International Underwriters") an aggregate of 7,500,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value (the "Common Stock").

          It is understood that, subject to the conditions hereinafter stated, 6,000,000 Firm Shares (the "U.S. Firm Shares") will be sold to the U.S. Underwriters in connection with the offering and sale of such U.S. Firm Shares in the United States to United States Persons (as such term is defined in the Agreement Between U.S. and International Underwriters of even date herewith, the "Intersyndicate Agreement"), and 1,500,000 Firm Shares (the "International Firm Shares") will be sold to the International Underwriters in connection with the offering and sale of such International Firm Shares outside the United States to persons other than United States Persons. Deutsche Morgan Grenfell/C. J. Lawrence Inc. and Oppenheimer & Co., Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Grenfell & Co., Limited and Oppenheimer International Ltd. shall act as representatives (the "International Representatives" and, with the U.S. Representatives, the "Joint Global Coordinators"). The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters." Pursuant to the Intersyndicate Agreement, Deutsche Morgan Grenfell/C. J. Lawrence Inc. and Oppenheimer & Co., Inc. have been appointed as joint global coordinators (the "Joint Global Coordinators") for the offering of the Shares (as defined below).

          In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,125,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares." The U.S. Firm Shares and the Option Shares purchased by the U.S. Underwriters pursuant to this Agreement are hereinafter collectively referred to as the "U.S. Shares" and the International Firm Shares and the Option Shares purchased by the International Underwriters pursuant to this Agreement are hereinafter collectively referred to as the "International Shares."

          1.  SALE AND PURCHASE OF THE SHARES.  On the basis of the
              -------------------------------
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

          (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedules I and II to this Agreement.

          (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Joint Global Coordinators to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Joint Global Coordinators to the Company no later than 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date or at least three business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing
     Date) of such purchase.

          2.  DELIVERY AND PAYMENT.  Delivery by the Company of the Firm Shares
              --------------------
to the Joint Global Coordinators for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of ________________________ at ______________________________________________________________________, at 10:00
a.m., New York City time, on the third business day following the date of this Agreement (or the fourth business day if permitted by Rule 15c6-1(c) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Joint Global Coordinators (such time and date of delivery and payment are called the "Firm Shares Closing Date").

          In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Joint Global Coordinators for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of ______________________________ specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

          Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Joint Global Coordinators shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be made available to the Joint Global Coordinators for checking and packaging, at such place as is designated by the Joint Global Coordinators, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          3.  REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING.  The
              ------------------------------------------------------
Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333- _____), including a preliminary prospectus relating to the Shares. The Registration Statement (as hereinafter defined) contains two prospectuses to be used in connection with the offering and sale of the Shares; the U.S. prospectus (the "U.S. Prospectus"), to be used in connection with the offering and sale of Shares in the United States to United States Persons, and the international prospectus (the "International Prospectus") to be used in connection with the offering and sale of Shares outside the United States to persons other than United States Persons. The International Prospectus is identical to the U.S. Prospectus except for the outside front and back cover pages. The Company has filed with the Commission the Registration Statement and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" as used hereinafter means any preliminary prospectus (as described in Rule 430 of the Rules) relating to the Shares included at any time as a part of the Registration Statement. The Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b), Rule 430A and Rule 434 of the Rules, is called the "Registration Statement." The term "Prospectus" means the U.S. Prospectus and the International Prospectus relating to the Shares in the respective forms first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).

          The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Joint Global Coordinators deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
              ---------------------------------------------
represents and warrants to each Underwriter as follows:

          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.
     The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. Except in connection with the operation of MGM Grand Australia Pty, Ltd. ("MGM Australia"), the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. Each of MGM Grand Hotel, Inc. ("MGM Hotel"), MGM Grand Finance Corp. ("MGM Finance"), Destron, Inc., MGM Australia, MGM Grand Merchandising, Inc. and MGM Grand Atlantic City, Inc. ("MGM Atlantic City") (collectively, the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state or other jurisdiction of incorporation. Each Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to qualify would not have a material adverse affect on the assets or properties, business, results of operations or financial condition of the Company. Except through the Company's interest in New York, New York, LLC, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries.

          (b) The Company and each of the Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, including any and all licenses, permits and approvals required under any foreign, federal, state or local law (including the Nevada Gaming Control Act, the New Jersey Casino Control Act, the [Northern Territory Act] and the rules and regulations thereunder and any similar laws and regulations governing any aspect of legalized gaming in any foreign, federal, state or local jurisdiction (collectively, the "Gaming Laws")), to own, lease and license its assets and properties and to conduct its businesses as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. The Company and each of the Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to such authorizations, approvals, consents, orders, licenses, certificates and permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any such authorizations, approvals, consents, orders, licenses, certificates or permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder thereof. No such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus. Neither the Company nor any of the Subsidiaries has any reason to believe that any governmental or regulatory body is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such authorizations, approvals, consents, orders, licenses, certificates or permits of the Company or any of the Subsidiaries or that such governmental or regulatory bodies are investigating the Company or any of the Subsidiaries or related parties (other than normal overseeing reviews by such bodies incident to the gaming activities and casino management activities of the Company and the Subsidiaries).

          (c) The Company and/or its Subsidiaries own, or have enforceable rights to use, all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights, technology and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of the business of the Company as described in the Registration Statement and the Prospectus. Neither the Company nor any of the Subsidiaries has received any notice of, and they are not aware of, any infringement of, or conflict with asserted rights of others with respect to, any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company. The Intangibles are free and clear of all liens and encumbrances of every nature and kind. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has violated or infringed any patent, trademark, tradename, trade secret or copyright held by others or any license, authorization or permit held by them, in any manner which may materially adversely affect the Intangibles or the business of the Company. Except in connection with transactions entered into in the ordinary course of business, neither the Company nor any of the Subsidiaries has granted any licenses or other rights or has any obligations to grant licenses or any other rights to any Intangibles. Neither the Company nor any of the Subsidiaries has made any material claim of violation or infringement by others of rights to, or in connection with, the Intangibles, and the Company knows of no basis for making any such claim. There are no interferences or other contested proceedings, either pending or, to the knowledge of the Company, threatened, in the United States Copyright Office, the United States Patent and Trademark Office or any federal, state or local court or before any other governmental agency or tribunal, relating to any pending application with respect to the Intangibles.

          (d) The Company and each of the Subsidiaries has (i) good and valid title to each of the items of personal property and good, marketable and insurable fee title to all real property reflected in its financial statements referred to in Section 4(s) or referred to in the Registration Statement and the Prospectus as being owned by it and (ii) valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests, defects or rights of way, other than Permitted Liens (as defined in the Credit Agreement dated as of May 13, 1992 by and among MGM Finance, MGM Hotel, Bank of America National Trust and Savings Association, as Agent, and the other financial institutions party thereto, as amended) and Permitted Encumbrances (as defined in the Indenture dated as of May 1, 1992 by and among MGM Finance, the Company, MGM Hotel and U.S. Trust Company of California, N.A., as trustee). Other than with respect to Permitted Liens and Permitted Encumbrances, no financing statement under the Uniform Commercial Code with respect to any assets of the Company or the Subsidiaries has been filed in any jurisdiction, and neither the Company nor any of the Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement. All real property of the Company and the Subsidiaries reflected in the financial statements referred in Section 4(s) or referred to in the Registration Statement and the Prospectus as being owned by the Company or the Subsidiaries is in good condition and conforms in all material respects with all applicable building, zoning, land use and other laws, ordinances, codes, orders and regulations (other than environmental laws, which are addressed in Section 4(f)) and the use of such real property conforms in all material respects with such laws, ordinances, codes, orders and regulations, and all necessary occupancy, certificates and permits for the lawful use and occupancy thereof and the equipment thereof have been issued. All notices of violations of laws, ordinances, codes, orders or regulations issued by any governmental authority, having jurisdiction over or affecting any such real property have been complied with by the Company or the Subsidiaries, as applicable.

          (e) Except as described in the Registration Statement and the Prospectus, there is no pending or, to the knowledge of the Company, threatened, lawsuit or claim with respect to the Company or any of the Subsidiaries which (i) involves a claim by or against the Company or any of the Subsidiaries, as applicable, of more than $50,000, (ii) seeks injunctive relief that could have an adverse effect on the Company or (iii) could materially and adversely affect the performance by the Company or any of the Subsidiaries of their obligations pursuant to this Agreement or the transactions contemplated hereby. Neither the Company nor any of the Subsidiaries is in default under any judgment, order or decree of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, applicable to it or any of its respective properties, assets, operations or businesses. There is no legal or governmental or other proceeding or investigation before any court or before or by any public body or board (including any gaming authorities relating to compliance or non-compliance with any Gaming Laws) pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against or involving the assets, properties or business of the Company or the assets, properties or business of any of the Subsidiaries, that would materially adversely affect the value or the operation of any such assets or properties in the hands of the Company or the Subsidiaries or the business, results of operations, prospects or financial condition of the Company.

          (f) Neither the Company nor any of the Subsidiaries has at any time engaged in the handling, manufacture, treatment, storage, use or generation of any Hazardous Materials (as defined below) upon any real property owned or leased by it, except for such quantities handled, stored and used in connection with the normal operation and maintenance of casinos in the ordinary course of the business of the Company or the Subsidiaries, as applicable. Neither the Company nor any of the Subsidiaries has been a party to any litigation in which it is alleged, nor have any of them at any time received written notice of any allegation or investigation of the possibility, that any of them or any of their assets is or was subject to any liability, clean-up or other obligation arising out of or relating to any discharge, or the storage, handling or disposal, of any Hazardous Material. There has been no discharge at any time by the Company or any of the Subsidiaries of any Hazardous Material that the Company or any of the Subsidiaries has reported or is or was obligated to report to any governmental agency the occurrence of which may have a material adverse effect on the Company. For the purposes of this Agreement, "Hazardous Material" means any substance: (i) the presence of which requires investigation or remediation under any foreign, federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) that is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any foreign, federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. 9601 et seq.) and/or the Resource Conservation
                                       ------
     and Recovery Act (42 U.S.C. section 6901 et seq.); (iii) that is toxic,
                                              -- ----
     explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States or of any state or any political subdivision thereof; or (iv) which contains polychlorinated biphenyls
     (PCBs), asbestos, urea formaldehyde foam insulation or radon gas.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or financial condition of the Company or the Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a material adverse effect on the Company; and (iii) and since the date of the latest balance sheets included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of the Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

          (h) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the Subsidiaries, as applicable, in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, except for agreements that have expired by their terms or have been fully performed. Neither the Company, nor, to the Company's knowledge, any other party is in default, nor is any Subsidiary party thereto in default, in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which a default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries of any other agreement or instrument to which the Company or any of the Subsidiaries is now a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

          (i) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of its charter or bylaws or of any judgment, decree, order, statute, rule or regulation (including any Gaming Laws), where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

          (j) There is no labor strike, dispute or work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries, and no such labor strike, dispute, work stoppage or lockout has occurred with respect to any employees of the Company, the Subsidiaries or any of the hotels or casinos currently operated by the Subsidiaries during the two years prior to the date of this Agreement. No union organization campaign is in progress with respect to the employees of the Company or the Subsidiaries, and no question concerning representation exists with respect to such employees. No unfair labor practice charge or complaint against the Company or the Subsidiaries is pending or, to the knowledge of the Company, threatened, before the National Labor Relations Board or similar foreign authorities, and no such charge or complaint against the Company or any of the Subsidiaries has been filed during the past two years. There is no pending, or, to the knowledge of the Company, threatened, grievance that, if adversely decided, would have a material adverse effect on the business, results of operations, prospects or financial condition of the Company. No charges with respect to or relating to the Company or the Subsidiaries are pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices, and no such charges have been filed with respect to the Company, any of the Subsidiaries or any of the hotels or casinos currently operated by the Subsidiaries during the past two years.

          (k) Each of the Company and the Subsidiaries has correctly and timely filed all necessary federal, state, local and foreign income, property and franchise tax returns and paid all taxes required to be shown as due thereon and all assessments received by it to the extent that the same are material and have become due. Neither the Company nor any of its officers has any knowledge of any tax deficiency of the Company or any of the Subsidiaries or any tax proceeding or action pending or threatened against the Company or any of the Subsidiaries that would materially adversely affect the business, financial position, stockholders' equity or results of operations, present or prospective, of the Company. There are no liens for taxes on the assets of the Company or the Subsidiaries, except for taxes not yet due. There are no audits pending of the Company's or any of the Subsidiaries' tax returns (federal, state, local or foreign), and there are no claims which have been or, to the best of the Company's knowledge, may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency material to the Company. There have been no waivers of any statute of limitations by the Company or any of the Subsidiaries relating to tax returns (federal, state, local or foreign). The Internal Revenue Service has not asserted or threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or any of the Subsidiaries for any year.

          (l) None of the Company, any Subsidiary or any officer or director purporting to act on behalf of the Company or any Subsidiary has during the past five years (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; or (ii) made any payment to any foreign, federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; or (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or such Subsidiary as applicable, sells (or has in the past sold) or from which the Company, such Subsidiary or any officer or director purporting to act on behalf of the Company or any Subsidiary, as applicable, buys (or has in the past bought) products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, as applicable; or (iv) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary, as applicable.

          (m) Each of the Company and the Subsidiaries has adequate liability and other insurance policies insuring it against the risks of loss arising out of or related to its businesses, as described in the Registration Statement and Prospectus, issued by insurers of recognized financial responsibility.

          (n) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is (or was) taken with respect to any differences.

          (o) On the date the Registration Statement or any post-effective amendment to the Registration Statement shall become effective, on the date of the Prospectus, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder; on the dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances in which they were made) not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances in which they were made) not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by the Joint Global Coordinators on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

          (p) The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to issue and sell the Shares. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

     This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

          (q) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary or violate any provision of the charter or by-laws of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

          (r) No authorization, approval, consent, order, license, certificate or permit is required of or from any governmental or regulatory body under any foreign, federal, state or local law (including any Gaming Laws) for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as have been obtained. This Agreement has been presented to any and all governmental agencies or authorities to the extent required by any Gaming Laws, and this Agreement and the transactions contemplated hereby were approved by or on behalf of such governmental agencies or authorities to the extent required by any Gaming Laws, and such approvals have not been revoked, modified or rescinded.

          (s) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations and cash flows and the stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and pro forma financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made.

          (t) Arthur Andersen LLP, whose reports are filed with the Commission as a part of the Registration Statement and Prospectus, are and, during the periods covered by their reports were, independent public accountants as required by the Securities Act and the Rules.

          (u) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

          (v) All of the outstanding shares of capital stock of the Subsidiaries have been duly and validly issued. All of the outstanding shares of capital stock of the Subsidiaries are owned by the Company, directly or indirectly, free and clear of any liens, charges or encumbrances, such shares of capital stock are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of any Subsidiary or any security convertible into, or exercisable or exchangeable for, such stock.

          (w) Except as described in the Registration Statement and Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or any Subsidiary under the Securities Act. Each stockholder, director and executive officer of the Company has delivered to the Joint Global Coordinators his enforceable written agreement that he will not, for a period of 180 days after the date of this Agreement, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by him, without the prior written consent of the Joint Global Coordinators.

          (x) No transaction has occurred between or among the Company or any Subsidiary and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (y) The Shares have been duly approved for quotation on the New York Stock Exchange.

          (z) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (aa) None of the Company or any of its directors, officers or controlling persons has taken or will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the Exchange Act, or designed to cause or result under the Securities Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

          (bb) Neither the Company nor any of the Subsidiaries has incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Shares or the transactions contemplated hereby.

          (cc) The Company is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations promulgated thereunder.

          (dd) The Company has complied with all of the requirements and filed the required forms, if any, as specified in Florida Statutes Section 517.075.

          5.  CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.  The obligations of
              -------------------------------------------
the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a) of this Agreement.

          (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Joint Global Coordinators.

          (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

          (d) The Joint Global Coordinators shall have received on each Closing Date a certificate, addressed to the Joint Global Coordinators and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

          (e) The Joint Global Coordinators shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date, a signed letter from Arthur Andersen LLP addressed to the Joint Global Coordinators and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Joint Global Coordinators, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

               (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial and Other Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                    (A) the unaudited financial statements and supporting
               schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

                    (B) the amounts in "Summary Consolidated Financial Data,"
               "Selected Consolidated Financial and Other Data" and ["Pro Forma Consolidated Financial Statements"] included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                    (C) with respect to the Company, there were, at a specified date not more than five business days prior to the date of the letter, any increases in long-term liabilities of the Company or any decreases in net income or the stockholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet dated December 31, 1995 and the unaudited balance sheet dated March 31, 1996 included in the Registration Statement; and

               (iii) they have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Joint Global Coordinators agrees with the accounting records of the Company.

          References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

          (f) The Joint Global Coordinators shall have received on each Closing Date from Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, counsel for the Company, an opinion, addressed to the Joint Global Coordinators and dated such Closing Date, and stating in effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company and the Subsidiaries are in good standing as foreign corporations in all jurisdictions in which the nature of their businesses requires them to be qualified to do business as a foreign corporation.

               (ii) The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits required under federal law to own, lease and license its assets and properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares, other than those authorizations, approvals, consents, orders licenses, certificates and permits required under state and foreign securities laws.

          Except for the Company's interest in New York-New York, LLC, to such counsel's knowledge, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries.

               (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of the Company or any Subsidiary or any security convertible into, exercisable for, or exchangeable for stock of the Company or any Subsidiary. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws then or thereafter in effect relating to or affecting the rights of creditors generally and by general equitable principles regardless of whether enforcement is considered in proceedings at law or in equity (including the possible unavailability of specific performance or injunctive relief and the general discretion of the court or tribunal considering the matter) and (B) to the extent that rights to indemnity or contribution under this Agreement may be unenforceable under certain circumstances under law or court decisions with respect to a liability where indemnification or contribution is contrary to law or public policy.

               (v) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require a consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, pursuant to the express terms of any indenture, mortgage, deed of trust, note or other agreement or instrument filed as an exhibit to the Registration Statement and to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation binding upon or applicable to the Company.

               (vi) Except as described in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement filed as an exhibit to the Registration Statement, where the consequences of such default would have a material and adverse effect on the assets, properties or business of the Company.

               (vii) To such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of any term or provision of any franchise, license, permit, judgment, decree, order, statute, rule or regulation under federal law, where the consequences of such violation would have a material adverse effect on the assets, properties or businesses of the Company.

               (viii) No authorization, approval, consent, order, license, certificate or permit or order of any court or governmental agency or body is required under federal law for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Shares, except (a) as disclosed in the Registration Statement, (b) such as have been obtained and (c) such as are required under state and foreign securities laws.

               (ix) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against the Company or any of the Subsidiaries which is required to be disclosed in the Prospectus and which is not so disclosed.

               (x) The statements in the Prospectus under the captions "____________", insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for by the Securities Act and the Rules with respect to such documents and matters. To such counsel's knowledge, all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

               (xi) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

               (xii) The Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

               (xiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (xiv) The Shares have been duly approved for quotation on the New York Stock Exchange.

               (xv) To such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as disclosed in the Registration Statement and the Prospectus.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials and on the opinions of other counsel satisfactory to the Joint Global Coordinators as to matters which are governed by laws other than the laws of the State of Delaware and the federal laws of the United States; provided that such counsel shall state that in their opinion that they believe the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished upon request to the Joint Global Coordinators and counsel for the Underwriters.

          In addition, such opinion shall include a statement to the effect that, although such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), no facts have come to the attention of such counsel which lead such counsel to believe that, under the Securities Act and the Rules, the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the date of the Prospectus, as amended or supplemented, the Prospectus as so amended or supplemented contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no statement).

          (g) The Joint Global Coordinators shall have received on each Closing Date from _____________________________, Nevada counsel for the Company, an opinion, addressed to the Joint Global Coordinators and dated such Closing Date, and stating in effect that:

               (i) Each of MGM Hotel, MGM Finance, Destron, Inc. and MGM Grand Merchandising, Inc. (the "Nevada Subsidiaries") has been duly incorporated and are validly existing corporations in good standing under the laws of the State of Nevada. All of the issued and outstanding shares of capital stock of each of the Nevada Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company. Assuming that the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, the Company holds such shares free and clear of any security interest, lien, encumbrance or other adverse claim. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of any of the Nevada Subsidiaries or any security convertible into, exercisable for, or exchangeable for stock of any Nevada Subsidiary.

               (ii) Each of the Nevada Subsidiaries has all requisite corporate power and authority to own, lease and license their assets and properties and to conduct their businesses as now being conducted and as described in the Registration Statement and Prospectus.

               (iii) To such counsel's knowledge, none of the Nevada Subsidiaries is in violation of any term or provision of its charter or bylaws. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by any of the Subsidiaries of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which any of the Subsidiaries are parties or by which they or any of their assets or properties or businesses may be bound or effected, where the consequences of such default would have a material adverse effect on the assets, properties, business, results of operations, prospects or financial condition of the Company.

               (iv) Each of the Company and the Subsidiaries has all authorizations, approvals, consents, orders, licenses, certificates and permits required of or from any governmental or regulatory body under Nevada law (including the Nevada Gaming Control Act and the rules and regulations thereunder (the "Nevada Gaming Laws"))

          (each, a "Nevada Permit") to own, lease and license its assets and properties and to conduct its business as now being conducted and as proposed to be conducted as described in the section of the Registration Statement and the Prospectus entitled "Business." To such counsel's knowledge, the Company and each of the Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to Nevada Permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any such Nevada Permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder of any such Nevada Permits.

               (v) No Nevada Permits are required for the performance of this Agreement or for the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Shares, except as disclosed in the Registration Statement and except for such Nevada Permits that have been obtained. This Agreement, the Registration Statement and the Prospectus have been presented to any and all governmental agencies or authorities to the extent required by any Nevada Gaming Laws, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of such governmental agencies or authorities to the extent required by any Nevada Gaming Laws, and such approvals have not been revoked, modified or rescinded.

               (vi) The statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Annual Report") under the captions "Hotels and Gaming - MGM Grand Las Vegas - Nevada Government Regulation" and "--Regulation and Taxes," incorporated by reference into the Prospectus, and the statements under the caption "Regulation and Licensing--Nevada" included in the Prospectus insofar as such statements constitute a summary of matters of Nevada law, are correct in all material respects.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials. Copies of such certificates shall be furnished to the Joint Global Coordinators and counsel for the Underwriters.

          (h) The Joint Global Coordinators shall have received on each Closing Date from _____________________________, Australia counsel for the Company, an opinion, addressed to the Joint Global Coordinators and dated such Closing Date, and stating in effect that:

               (i) MGM Australia has been duly incorporated and is validly existing as a corporation in good standing under the laws of [Australia]. All of the issued and outstanding shares of capital stock of MGM Australia have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company. Assuming the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, the Company holds such shares free and clear of any security interest, lien, encumbrance or other adverse claim. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of any of MGM Australia or any security convertible into, exercisable for, or exchangeable for stock of such Subsidiary.

               (ii) MGM Australia has all requisite corporate power and authority to own, lease and license its assets and properties and to conduct its businesses as now being conducted and as described in the Registration Statement and Prospectus.

               (iii) To such counsel's knowledge, MGM Australia is not in violation of any term or provision of its charter or bylaws. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by such Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which such Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or effected, where the consequences of such default would has a material adverse effect on the assets, properties, business, results of operations, prospects or financial condition of the Company.

               (iv) Each of the Subsidiaries has all authorizations, approvals, consents, orders, licenses, certificates and permits required of or from any governmental or regulatory body under Australia law (including the [Northern Territory] Gaming Control Act and the rules and regulations thereunder (the "Australia Gaming Laws")) (each, an "Australia Permit") to own, lease and license its assets and properties and to conduct its business as now being conducted and as proposed to be conducted as described in the section of the Registration Statement and the Prospectus entitled "Business." To such counsel's knowledge, the Company and each of the Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to such Australia Permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any Australia Permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder of any such Australia Permits.

               (v) No Australia Permits are required for the performance of this Agreement or for the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Shares, except as disclosed in the Registration Statement and except for such Australia Permits that have been obtained. This

          Agreement, the Registration Statement and the Prospectus have been presented to any and all governmental agencies or authorities to the extent required by any Australia Gaming Laws, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of such governmental agencies or authorities to the extent required by any Australia Gaming Laws, and such approvals have not been revoked, modified or rescinded.

               (vi) The statements in the Annual Report under the caption "Hotels and Gaming - MGM Grand - Australia Government Regulation," incorporated by reference into the Prospectus, insofar as such statements constitute a summary of matters of Australia law, are correct in all material respects.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials. Copies of such certificates shall be furnished to the Joint Global Coordinators and counsel for the Underwriters.

          (i) The Joint Global Coordinators shall have received on each Closing Date from _____________________________, New Jersey counsel for the Company, an opinion, addressed to the Joint Global Coordinators and dated such Closing Date, and stating in effect that:

               (i) MGM Atlantic City has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Jersey. All of the issued and outstanding shares of capital stock of MGM Atlantic City have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company. Assuming the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, the Company holds such shares free and clear of any security interest, lien, encumbrance or other adverse claim. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of any of MGM Atlantic City or any security convertible into, exercisable for, or exchangeable for stock of such Subsidiary.

               (ii) MGM Atlantic City has all requisite corporate power and authority to own, lease and license its assets and properties and to conduct its businesses as now being conducted and as described in the Registration Statement and Prospectus.

               (iii) To such counsel's knowledge, MGM Atlantic City is not in violation of any term or provision of its charter or bylaws. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by such Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which such Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or effected, where the consequences of such default would has a material adverse effect on the assets, properties, business, results of operations, prospects or financial condition of the Company.

               (iv) Each of the Subsidiaries has all authorizations, approvals, consents, orders, licenses, certificates and permits required of or from any governmental or regulatory body under New Jersey law (including the New Jersey Casino Control Act and the rules and regulations thereunder (the "New Jersey Gaming Laws")) (each, an "New Jersey Permit") to own, lease and license its assets and properties and to conduct its business as now being conducted and as proposed to be conducted as described in the section of the Registration Statement and the Prospectus entitled "Business." To such counsel's knowledge, the Company and each of the Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to such New Jersey Permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any New Jersey Permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder of any such New Jersey Permits.

               (v) No New Jersey Permits are required for the performance of this Agreement or for the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Shares, except as disclosed in the Registration Statement and except for such New Jersey Permits that have been obtained. This Agreement, the Registration Statement and the Prospectus have been presented to any and all governmental agencies or authorities to the extent required by any New Jersey Gaming Laws, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of such governmental agencies or authorities to the extent required by any New Jersey Gaming Laws, and such approvals have not been revoked, modified or rescinded.

               (vi) The statements in the Prospectus under the caption "Regulation and Licensing" insofar as such statements constitute a summary of matters of New Jersey law, is correct in all material respects.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials. Copies of such certificates shall be furnished to the Joint Global Coordinators and counsel for the Underwriters.

          (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Joint Global Coordinators and their counsel and the Underwriters shall have received from Gibson, Dunn & Crutcher a favorable opinion, addressed to the Joint Global Coordinators and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Joint Global Coordinators may reasonably request, and the Company shall have furnished to Gibson, Dunn & Crutcher such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (k) The Company shall have furnished or caused to be furnished to the Joint Global Coordinators such further certificates and documents as the Joint Global Coordinators shall have reasonably requested.

          6.   COVENANTS OF THE COMPANY.  (A) The Company covenants and agrees
               ------------------------
as follows:

          (a) The Company shall prepare the Prospectus in a form approved by the Joint Global Coordinators and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Joint Global Coordinators (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file or prepare any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Joint Global Coordinators a copy for its review within a reasonable amount of time prior to filing or use and shall not file or use any such proposed amendment or supplement to which the Joint Global Coordinators reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

          (c) The Company shall make generally available to its security holders and to the Joint Global Coordinators as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the "effective date" (as defined in Rule 158 of the Rules) occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act. The Company may satisfy this requirement by complying with Rule 158 of the Rules.

          (d) The Company shall furnish to the Joint Global Coordinators and counsel for the Underwriters, without charge, three signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Joint Global Coordinators may reasonably request.

          (e) The Company shall cooperate with the Joint Global Coordinators and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Joint Global Coordinators may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the
                                                  --------  -------
     Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the Effective Date.

          (f) For a period of five years after the date of this Agreement, the Company shall supply to the Joint Global Coordinators, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Joint Global Coordinators a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

          (g) Without the prior written consent of the Joint Global Coordinators, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan. In the event that, during this period,

     (i) any shares are issued pursuant to the Company's existing stock option plan or (ii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the written agreement of each grantee or purchaser or holder of such registered securities who obtains 50,000 or more shares or rights to purchase shares that vest within such 180 day period that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of the Joint
     Global Coordinators, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

          (h) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the New York Stock Exchange (including any required registration under the Exchange
     Act).

          (i) Prior to a Closing Date, the Company will not issue, directly or indirectly, without the Joint Global Coordinators' prior written consent which shall not be unreasonably withheld, any press release or other communication or hold any press conference with respect to the Company or its activities or this offering, other than press releases issued in the ordinary course of the Company's business with respect to the Company's operations.

          (j) The Company will comply with all of the provisions of any undertakings contained in the Prospectus or the Registration Statement.

          (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

          (l) Except as stated in this Agreement and in the Prospectus, the Company will not take, directly or indirectly (except for any action taken by the Underwriters), any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (m) The Company will not make any payments or distributions to its shareholders for the purpose of funding, directly or indirectly, any tax liabilities of its shareholders.

          (B) The Company agrees to pay, or reimburse if paid by the Joint Global Coordinators, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters to the Joint Global Coordinators; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Joint Global Coordinators and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Joint Global Coordinators and to the Underwriters of copies of all reports and information required by Section 6(A)(f); (vii) inclusion of the Shares for quotation on the New York Stock Exchange; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

          7.   INDEMNIFICATION.
               ---------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter, each of their respective officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other foreign, federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the
                 --------  -------
     benefit of any Underwriter (or any officers, directors, parties, employees, agents, counsel or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with the information furnished in writing to the Company by the Joint Global Coordinators on behalf of any Underwriter specifically for use therein as described in Section 4(s). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Joint Global Coordinators on behalf of such Underwriter specifically for use therein; provided, however, that the
                                               --------  -------
     obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent;

     provided, however, that such consent has not been unreasonably withheld.
     --------  -------

          8.   CONTRIBUTION.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnification provided for in
Section 7(a) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount;

provided, however, that no person guilty of fraudulent misrepresentation (within
- --------  -------
the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses
(i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section, except to the extent of any material prejudice resulting from such failure to notify. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent; provided,
- --------
however, that such written consent has not been unreasonably withheld. The
- --------
Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

          9.   TERMINATION.  This Agreement may be terminated with respect to
               -----------
the Shares to be purchased on a Closing Date by the Joint Global Coordinators by notifying the Company at any time

          (a) in the sole and absolute discretion and judgment of the Joint Global Coordinators at or before any Closing Date: (i) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will make it inadvisable to proceed with the offering; (ii) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the business, operations, earnings, prospects, properties or financial condition of the Company, whether or not arising in the ordinary course of business; (iii) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Joint Global Coordinators will in the future materially disrupt, the securities markets; (iv) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Joint Global Coordinators, inadvisable to proceed with the offering; (v) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Joint Global Coordinators, inadvisable or impracticable to market the Shares; (vi) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (vii) if a banking moratorium has been declared by any state or Federal authority, or

          (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Joint Global Coordinators or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          10.  SUBSTITUTION OF UNDERWRITERS.  If one or more of the Underwriters
               -----------------------------
shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Joint Global Coordinators may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Joint Global Coordinators may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Joint Global Coordinators, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

          (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

          (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Joint Global Coordinators to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Joint Global Coordinators or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Joint Global Coordinators and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

          11.  Miscellaneous.  The respective agreements, representations,
               -------------
warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any indemnification made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Joint Global Coordinators, c/o
Attention: [________________], and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among us.

                                    Very truly yours,

                                    MGM GRAND, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

Confirmed, __________________, 1996

DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE INC.
OPPENHEIMER & CO., INC.
     Acting severally on behalf of themselves and as Joint Global Coordinators of the several Underwriters named in Schedule I annexed hereto.

By:  DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE INC.

     By:
        --------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

By:  OPPENHEIMER & CO., INC.

     By:
        --------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

MORGAN GRENFELL & CO., LIMITED
OPPENHEIMER INTERNATIONAL LTD.
     Acting severally on behalf of themselves and as Joint Global Coordinators of the International Underwriters named in Schedule II annexed hereto.

By:  MORGAN GRENFELL & CO., LIMITED

     By:
        --------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

By:  OPPENHEIMER INTERNATIONAL LTD.

     By:
        --------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

                                   SCHEDULE I

                                      Number of
                                   Firm Shares to
Name                                  Purchased
- ----                                --------------



                         TOTAL       ___________
                                   ===============


                                   SCHEDULE I

                                      Number of
                                   Firm Shares to
Name                                  Purchased
- ----                                --------------



                         TOTAL       ___________
                                   ===============
